SignalPoint Global Alpha Fund

Class A: SPGAX Class C: SPGCX Class I: SPGFX

PROSPECTUS

FEBRUARY 1, 2014

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY	1

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL
INVESTMENT STRATEGIES AND RELATED RISKS	6

HOW TO BUY SHARES	11

HOW TO REDEEM SHARES	17

DISTRIBUTION PLANS	19

VALUING THE FUND’S ASSETS	20

DIVIDENDS, DISTRIBUTIONS AND TAXES	20

MANAGEMENT OF THE FUND	21

FOR MORE INFORMATION	27

FUND SUMMARY

Investment Objective: The Fund's goal is to achieve long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 11 and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 41 and Waiver of Up-Front Sales Charge on Class A Shares on page 42.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%	1.00%[1]	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	3.17%	3.17%	3.17%
Acquired Fund Fees and Expenses,2	0.52%	0.52%	0.52%
Total Annual Fund Operating Expenses	4.94%	5.69%	4.69%
Fee Waiver and/or Expense Reimbursement [3]	(2.93)%	(2.93)%	(2.93)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.01%	2.76%	1.76%

1 Class C shares purchased prior to November 1, 2013 are subject to a 1.00% CDSC on all shares redeemed less than one year after the date of purchase. As of November 1, 2013, Class C shares do not have a CDSC.

2 Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

3The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding certain fees and expenses) at 1.24% through January 31, 2015.  This agreement may only be terminated by the Fund's Board of Trustees on 60 days’ written notice to the Advisor, by the Advisor with the consent of the Board and upon the termination of the Management Agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund  in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the expense limits.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$767	$279	$179
3	$1,727	$1,435	$1.150
5	$2,688	$2,574	$2,128
10	$5,095	$5,355	$4,598

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. The portfolio turnover rate of the Fund for the fiscal year ended September 30, 2013 was 26%.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of industry sector based and geographically based exchange traded funds (“ETFs”) providing exposure to approximately 1200 different companies and commodities. Industry sector ETFs invest in companies that operate in a particular industry or sector of the economy.  Geographically based ETFs confine their investments to securities from a specified geographical area. Under normal market conditions, the Fund’s equity exposure is designed to have a weighting of approximately 60% in domestic ETFs, which Signal Point Capital Management, LLC (“SignalPoint” or the “Advisor”), the Fund’s investment advisor, defines as ETFs that generally invest in companies that are listed on U.S. exchanges or organized in the U.S.) and 40% in international ETFs, which SignalPoint defines as ETFs that generally invest in companies that are economically tied to, or organized in, countries outside the United States.   The domestic exposure is invested primarily in industry sector based ETFs, while the international exposure is achieved with geographically defined ETFs. The Fund also may hold cash, money market instruments or high-quality, short-term debt instruments for liquidity and risk management purposes.

The ETFs in which the Fund invests may have holdings (i) in any industry sector, including, but not limited to technology, financials, health care, consumer staples and basic materials, (ii) in any geographic market, including, but not limited to, emerging markets, and (iii) in securities of companies of any market capitalization.  The Fund’s investment model (described in more detail below) assists SignalPoint in determining the sectors and geographic area allocations for the Fund.

SignalPoint primarily uses a proprietary trading discipline to tactically manage the Fund holdings. SignalPoint establishes pre-determined price targets that direct the buys and sells of individual ETFs without the influence of market sentiment. SignalPoint’s goal is to steadily and methodically trim the Fund’s positions in ETFs of a particular industry sector when share prices in that particular industry sector increase and to systematically add to the Fund’s positions in ETFs of a particular industry sector when share prices in that particular industry sector decrease. Decisions as to trimming the Fund’s ETF positions or adding to the Fund’s ETF are also made based on the level of risk in the markets as determined by SignalPoint’s Market Risk Indicator (“MRI”).  The MRI is a tactical, quantitative risk assessment model that analyzes and continuously monitors market data such as relative valuation, speculation, and divergence and

IPO actively. Generally, (i) as the level of risk in the overall market rises, as measured by MRI, the Fund will decrease, or incrementally sell shares of, its positions in rising industry sector ETFs and (ii) as the level of risk in the overall market decreases, as measured by MRI, the Fund will increase, or buy shares of, its positions in declining industry sector ETFs. SignalPoint’s trading disciple involves using cash allocations as the primary mechanism for controlling the level of risk in the Fund. Generally, the Fund’s cash allocation will increase as the level of risk increases or decrease as the level of risk decreases, as measured by MRI.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its goal. The Fund's net asset value and returns will vary and you could lose money on your investment in the Fund. The following summarizes the principal risks of the Fund which may adversely affect the net asset value, total return and the value of the Fund and your investment.

Acquired Fund Risk. Because the Fund invests in other investment companies such as ETFs, the value of your investment will fluctuate in response to the performance of the acquired funds. Investing in acquired funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the securities of the acquired funds.

Commodity Risk. Commodity-related risks include production risks caused by unfavorable weather, animal and plant disease, geologic and environmental factors.  Commodity-related risks also include unfavorable changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Currency Risk.  The Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Additionally, certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Emerging Markets. Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries.  The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Foreign Exposure Risk.   Special risks associated with investments in foreign markets may include less liquidity, greater volatility, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

Limited History of Operations. The Fund is a new mutual fund and has a limited history of operations for investors to evaluate. The Advisor is a newly formed investment advisor and has a limited history of operations for investors to evaluate

Management Risk.  The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio managers’ judgment will produce the desired results.

Market Risk.  Overall stock market risks may also affect the value of the Fund.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Industry Sector Risk.  The Fund may be subject to the risk that its assets are invested in a particular industry sector or group of industry sectors in the economy and as a result, the value of the Fund may be adversely impacted by events or developments in a industry sector or group of industry sectors.

Security Risk.  The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.  The net asset value of the Fund will fluctuate based on changes in the value of the securities in which the Fund invests. The Fund invests in securities that may be more volatile and carry more risk than some other forms of investment. The price of securities may rise or fall because of economic or political changes.

Small and Mid Capitalization Stock Risk.   The earnings and prospects of smaller-sized companies are more volatile than larger companies and may experience higher failure rates than larger companies.  Smaller-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund by showing the total return of its Class A shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad measure of market performance. Although Class C and I shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C and I shares would be different from Class A shares because Class C and I shares have different expenses than Class A shares. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-866-691-2120.

Figures do not reflect sales charges.  If they did, returns would be lower.

During the period shown in the bar chart, the highest return for a quarter was 6.05% (quarter ended March 31, 2013), and the lowest return for a quarter was (0.92%) (quarter ended June 30, 2013).

Average Annual Total Returns

(for the periods ended

December 31, 2013)

Class A	1 Year	Since inception (10/16/12)
Return Before Taxes	8.84%	9.35%
Return After Taxes on Distributions	8.84%	9.35%
Return After Taxes on Distributions and Sale of Fund Shares	5.00%	7.14%
Class C
Return Before Taxes	13.58%	13.96%
Class I
Return Before Taxes	15.72%	15.08%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	26.68%	22.68%
Blended Index* (reflects no deduction for fees, expenses or taxes)+	19.56%	16.70%

+Represents a 75%/25% blend of the MSCI World Index and the Citigroup 90- Day Treasury Bills Index

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown.  After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for Class C shares and Class I shares will vary.

Advisor: SignalPoint Capital Management, LLC is the Fund’s investment advisor.

Portfolio Managers: Thomas M. Veale, Chief Investment Officer and Vice President of the Advisor, and Michael J. Orzel, CEO and President of the Advisor, serve as the Fund’s Portfolio Managers.  Mr. Veale is the Lead Portfolio Manager. They have served the Fund in this capacity since the Fund commenced operations in 2012.

Purchase and Sale of Fund Shares: The minimum initial investment in Class A shares and Class C shares of the Fund is $2,500 for regular and IRA accounts, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50.  The minimum initial investment in the Class I shares of the Fund is $250,000 for all accounts. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-free plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

 ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE

The Fund's goal is to achieve long-term capital appreciation.

The investment objective of the Fund is non-fundamental and may be changed by the Board of Trustees without shareholder approval. If the Board decides to change the Fund's investment objective, shareholders will be given 60 days’ advance notice.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing in a diversified portfolio of industry sector and geographically based exchange traded funds (“ETFs”) providing exposure to approximately 1200 different companies and commodities. Industry sector ETFs invest in companies that operate in a particular industry or sector of the economy.  Geographically based ETFs confine their investments to securities from a specified geographical area. Under normal market conditions, the Fund’s equity exposure is designed to have a weighting of approximately:

(i) 60% in domestic ETFs, which SignalPoint defines as ETFs that generally invest in companies that are listed on U.S. exchanges or organized in the U.S. and (ii) 40% in international ETFs, which SignalPoint defines as ETFs that generally invest in companies that are economically tied to, or organized in, countries outside the United States.   The domestic exposure is invested primarily in industry sector based ETFs, while the international exposure is achieved with geographically defined ETFs.

The Fund also may hold cash, money market instruments or high-quality, short-term debt instruments for liquidity and risk management purposes. The relative level of the cash, money market or other high quality positions are incrementally raised and lowered in response to the level of risk SignalPoint believes is present in the marketplace as measured by SignalPoint’s proprietary Market Risk Indicator (MRI).

The ETFs in which the Fund invests may include holdings (i) in any industry sector, including, but not limited to technology, financials, health care, consumer staples and basic materials;  (ii) in any geographic market, including, but not limited to, emerging markets, and (iii) in securities of companies of any market capitalization.  The MRI assists SignalPoint in determining the sectors and geographic area allocations for the Fund.

SignalPoint uses a proprietary trading discipline designed to tactically manage the Fund holdings. SignalPoint establishes pre-determined price targets that direct the buys and sells of individual ETFs without the influence of market sentiment. These price targets are determined in advance of any market movement and are based on historical trading patterns. SignalPoint’s goal is to steadily and methodically trim the Fund’s positions in ETFs of a particular industry sector when share prices in that particular industry sector increases, and to systematically add to the Fund’s positions in ETFs of a particular industry sector when share prices in that sector decrease, without disturbing other ETF positions.  The Fund will maintain exposure to each ETF in its portfolio throughout the various stages of the market cycle and add or trim positions in increments of 5% if an adjustment is signaled. Decisions as to trimming the Fund’s ETF positions or adding to the Fund’s ETF positions are also made based on the level of risk in the markets as determined by SignalPoint’s proprietary indicator, the MRI. The MRI is a tactical, quantitative risk assessment model that analyzes and continuously monitors market data such as relative valuation, speculation, and divergence and IPO activity.  Generally, (i) as the level of risk in the overall market rises, as measured by MRI, the Fund will decrease or incrementally sell shares of its positions in rising industry sector ETFs and (ii) as the level of risk in the overall market decreases, as measured by MRI, the Fund will increase or buy shares of its positions in declining industry sector ETFs.   The MRI provides a picture of the overall market risk, gauges ongoing cash reserve requirements and serves as a filter on buy or sell decisions.   SignalPoint’s trading disciple involves using cash allocations as the primary mechanism for controlling the level of risk in the Fund. Generally, the Fund’s cash allocation will be increased as the level of risk increases or decreased as the level of risk decreases, as measured by MRI. The Fund’s goal is to buy when others are selling and sell when others are buying – thus capitalizing on market volatility.

Temporary Defensive Positions

From time to time, the Fund may take temporary defensive positions, which are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions.  For example, the Fund may hold all or a portion of its assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers acceptances, commercial paper, money market funds and repurchase agreements.  While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.  If the Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees.  Although the Fund would do this only in seeking to avoid losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.  The Fund also may invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

PRINCIPAL INVESTMENT RISKS

All mutual funds carry a certain amount of risk. As with any mutual fund, there is no guarantee that the Fund will achieve its goal. The Fund's net asset value and returns will vary and you could lose money on your investment in the Fund.  Also, an investment in the Fund is not a complete investment program.

The following summarizes the principal risks of the Fund.  These risks could adversely affect the net asset value, total return and the value of the Fund and your investment in the Fund.  The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in the Fund's “Fund Summary” section of the Prospectus.

Acquired Fund Risk.  Each ETF, including each ETF, is subject to specific risks, depending on the nature of the ETF.  These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities.  Investors in the Fund will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses.

•

Acquired Fund Limitations and Expenses Risks.  The Fund will invest in other investment companies, primarily ETFs.  The cost of investing in the Fund will generally be higher than the cost of investing directly in other investment company shares.  Investors in the Fund will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses.  The Fund also will likely incur brokerage costs when it purchases and sells ETFs.  Furthermore, investments in other investment companies could affect the timing, amount and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by investors in the Fund.

•

Tracking Risks.  Investment in the Fund should be made with the understanding that the ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices or sector they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.

Commodity Risk. When the Fund invests in ETFs that invest in (1) companies that derive a large portion of their revenue or profit from commodities or (2) commodity-linked securities, the Fund will be exposed to commodity-related risks.  Commodity-related risks include production risks caused by unfavorable weather, animal and plant disease, geologic and environmental factors.  Commodity-related risks also include unfavorable changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.  The value of commodity-related securities may also be affected by changes in overall market movements, commodity index volatility, changes in interest rates and the global economy.

Currency Risk.  Although each Fund will report its net asset value and pay dividends in U.S. dollars, when a Fund invests in ETFs that invest in foreign currency denominated or foreign currency-linked securities, the Fund will be exposed to currency risk.  This means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Additionally, certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.  Also, the ETFs in which the Funds invest may engage in various investments that are designed to hedge foreign currency risks. While these transactions will be entered into to seek to manage these risks, these investments may not prove to be successful or may have the effect of limiting the gains from favorable market movements

Emerging Markets. The Fund may invest in ETFs that invest in emerging market securities.  Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries.  For example, emerging markets may experience significant declines in value due to political and currency volatility.  Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property.  The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Foreign Exposure Risk.  Although the Fund does not intend to invest in the securities of foreign companies directly, it does intend to invest in ETFs that will cause the Fund to be exposed to the risks associated with foreign markets.  Special risks associated with investments in foreign markets may include less liquidity, greater volatility, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

Limited History of Operations. The Fund is a new mutual fund and has a limited history of operations for investors to evaluate. The Advisor is a newly formed investment advisor and has a limited history of operations for investors to evaluate.

Management Risk.  The net asset value of the Fund changes daily based on the performance of the securities in which it invests. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk.  Overall stock market risks may also affect the value of the Fund.    The net asset value of the Fund will fluctuate based on changes in the value of the securities in which the Fund invests. The price of securities may rise or fall because of economic or political changes. Security prices in general may decline over short or even extended periods of time.  Factors such as domestic and international economic growth and market conditions, interest rate levels and political events affect the securities markets.

Industry Sector Risk.  The Fund may be subject to the risk that its assets are invested in a particular industry sector or group of industry sectors in the economy and as a result, the value of the Fund may be adversely impacted by events or developments in a industry sector or group of industry sectors.  These events or developments might include additional government regulation, resource shortages or surpluses, changes in consumer demands or improvements in technology that make products or services of a particular sector less desirable.

Security Risk.  The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.  The net asset value of the Fund will fluctuate based on changes in the value of the securities in which the Fund invests. The Fund invests in securities that may be more volatile and carry more risk than some other forms of investment. The price of securities may rise or fall because of economic or political changes. Security prices in general may decline over short or even extended periods of time. Market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses, lack of earnings, failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Small and Mid Capitalization Stock Risk.   Although market capitalization is not a specific investment factor considered by the Advisor either Fund may invest in stocks or ETFs that invest in the stocks of small and mid-sized companies, and therefore may be subject to additional risks.  The earnings and prospects of these companies are more volatile than larger companies.  Smaller-sized companies may experience higher failure rates than larger companies.  Smaller-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Smaller-sized companies may have limited markets, product lines or financial resources and may lack management experience.

Portfolio Holdings Disclosure Policies

A description of the Fund’s policies regarding disclosure of the securities in the Fund’s portfolio is found in the Statement of Additional Information.

HOW TO BUY SHARES

Purchasing Shares

You may buy shares on any business day.  This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange ( “NYSE”) is closed, including the following holidays:  New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

The Fund calculates its net asset value (“NAV”) per share as of the close of regular trading on the NYSE every day the NYSE is open.  The NYSE normally closes at 4:00 p.m. Eastern Time (“ET”).  The Fund's NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.

All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order.  All requests received in good order by the Fund before 4:00 p.m. (Eastern Time) will be processed on that same day.  Requests received after 4:00 p.m. will be processed on the next business day.

Good Order:  When making a purchase request, make sure your request is in good order.  “Good order” means your purchase request includes:

•

the name of the Fund and share class

•

the dollar amount of shares to be purchased

•

a completed purchase application or investment stub

•

check payable to the Fund

Multiple Classes

The Fund offers Class A, Class C and Class I shares. Each class of shares has a different distribution arrangement and expenses to provide for different investment needs. This allows you to choose the class of shares most suitable for you depending on the amount and length of investment and other relevant factors. Sales personnel may receive different compensation for selling each class of shares. Each class of shares represents an interest in the same portfolio of investments in the Fund. Not all share classes may be available in all states.

Class A Shares

You can buy Class A shares at the public offering price, which is the NAV plus an up-front sales charge.  You may qualify for a reduced sales charge, or the sales charge may be waived, as described below.  The up-front sales charge also does not apply to Class A shares acquired through reinvestment of dividends and capital gains distributions.  Class A shares are subject to a 12b-1 fee which is lower than the 12b-1 fee for the Class C shares.

The up-front Class A sales charge and the commissions paid to dealers are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	4.00%	4.17%	3.25%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.50%	2.56%	2.00%
$1,000,000 and above (1)	0.00%	0.00%	0.00%

(1) In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within 18 months of purchase.

If you invest $1 million or more either as a lump sum or through rights of accumulation quantity discount or letter of intent programs, you can buy shares without an initial sales charge.  The Advisor shall reimburse the Fund in connection with commissions retained by authorized broker-dealers on purchases of Class A shares over $1 million.

How to Reduce Your Sales Charge

The Fund offers a number of ways to reduce or eliminate the up-front sales charge on Class A shares.

Class A Sales Charge Reductions: Reduced sales charges are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances.

Letter of Intent:  An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest, during a 13-month period, an amount that would qualify for a reduced sales charge and by signing a Letter of Intent, which may be signed at any time within

90 days after the first investment to be included under the Letter of Intent.  However, if an investor does not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), the additional shares that were purchased due to the reduced sales charge credit the investor received will be liquidated to pay the additional sales charge owed.

Rights of Accumulation:  You may add the current value of all of your existing Fund shares to determine the front-end sales charge to be applied to your current Class A purchase.  Only balances currently held entirely at  the Funds or, if held in an account through a financial services firm, at the same firm through whom you are making your current purchase, will be eligible to be added to your current purchase for purposes of determining your Class A sales charge.  You may include the value of investments held by the members of your immediately family, including the value of Funds’ investments held by you or them in individual retirement plans, such as individual retirement accounts, or IRAs, provided such balances are also currently held entirely at the Funds or, if held in an account through a financial services firm, at the same financial services firm through whom you are making your current purchase.  The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater.  The current market value of the shares is determined by multiplying the number of shares by the previous day’s NAV.  If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.

Investments of $1 Million or More: With respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1.00% CDSC on shares redeemed within 18 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).  The CDSC for the Class A shares is based on the NAV at the time of purchase. The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.  For example, if you buy shares on the 15th of the month, they will age one month on the 15th day of the next month and each following month.  To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased.

Class A Sales Charge Waivers: The Fund may sell Class A shares at NAV (i.e. without the investor paying any initial sales charge) to certain categories of investors, including: (1) investment advisory clients or investors referred by the Fund’s Advisor or its affiliates; (2) officers and present or former Trustees of the Trust; directors and employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively “relatives”) of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (3) the Fund’s Advisor or its affiliates and certain employee benefit plans for employees of the Advisor; (4) employer sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans, and individual retirement accounts (including individual retirement accounts to which simplified employee pension (“SEP”) contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Advisor; (5) fee-based financial planners and registered investment advisors who are purchasing on behalf of their clients; (6) broker-dealers who have entered into selling agreements with the Fund’s Advisor for their own accounts; and (7) participants in no-transaction-fee programs of brokers that have a dealer or shareholder servicing agreement with the Fund.

Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements.  Additional information is available by calling 1-866-691-2120. Your financial advisor can also help you prepare any necessary application forms.  You or your financial advisor must notify the Fund at the time of each purchase if you are eligible for any of these programs.  The Fund may modify or discontinue these programs at any time.  Information about Class A sales charges and breakpoints is available on the Fund’s website at www.signalpointinvest.com.

Class C Shares

You can buy class C shares at NAV.  Class C shares are subject to a 12b-1 fee of 1.00%, payable to the Advisor or selected dealers. Because Class C shares pay a higher 12b-1 fee than Class A shares, Class C shares have higher ongoing expenses than Class A shares.

Class I Shares

You can buy Class I shares at NAV.  Sales of Class I shares are not subject to a front-end sales charge or an annual 12b-1 fee.

Opening an Account

You may purchase shares directly through the Fund’s transfer agent or through a brokerage firm or other financial institution that has agreed to sell Fund shares.  If you purchase shares through a brokerage firm or other financial institution, you may be charged a fee by the firm or institution.

If you are investing directly in the Fund for the first time, please call toll-free 1-866-691-2120 to request a Shareholder Account Application.  You will need to establish an account before investing.  Be sure to sign up for all the account options that you plan to take advantage of.  For example, if you would like to be able to redeem you shares by telephone, you should select this option on your Shareholder Account Application.  Doing so when you open your account means that you will not need to complete additional paperwork later.

If you are purchasing through the Fund’s transfer agent, send the completed Shareholder Account Application and a check payable to the appropriate Fund to the following address:

SignalPoint Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha NE 68130

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.  No cash, credit cards or third party checks will be accepted.  A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons.  If a check does not clear your bank or the Fund is unable to debit your predesignated bank account on the day of purchase, the Fund reserves the right to cancel the purchase.  If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase.  The Fund (or Fund agent) has the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price.  Any profit on such cancellation will accrue to the Fund.  Your investment in the Fund should be intended to serve as a long-term investment vehicle.  The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market.  The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading.  The Fund also reserves the right to stop offering shares at any time.

If you choose to pay by wire, you must call the Fund’s transfer agent, at 1-866-691-2120 to obtain instructions on how to set up your account and to obtain an account number and wire instructions.

Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business.  A wire purchase will not be considered made until the wired money and purchase order are received by the Fund.  Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent.  The Fund presently does not charge a fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.  This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you.  We may also ask for other identifying documents or information, and may take additional steps to verify your identity.  We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

Minimum Purchase Amount

The minimum initial investment in Class A and Class C shares of the Fund is $2,500 for regular and IRA accounts, or $100 for an automatic investment plan account.  The minimum initial investment in the Class I shares of the Fund is $250,000 for all accounts. The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts.  Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution.  To the extent investments of individual investors are aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

Automatic Investment Plan

You may open an automatic investment plan account with a $100 initial purchase and a $100 monthly investment.  If you have an existing account that does not include the automatic investment plan, you can contact the Fund’s transfer agent to establish an automatic investment plan.  The automatic investment plan provides a convenient method to have monies deducted directly from your bank account for investment in the Fund.  You may authorize the automatic withdrawal of funds from your bank account for a minimum amount of $100.  The Fund may alter, modify or terminate this plan at any time.  To begin participating in this plan, please complete the Automatic Investment Plan Section found on the application or contact the Fund at 1-866-691-2120.

Additional Investments

The minimum subsequent investment in the Fund is $50.  You may purchase additional shares of the Fund by check or wire. Your bank wire should be sent as outlined above. You also may purchase Fund shares by making automatic periodic investments from your bank account.  To use this feature, select the automatic investment option in the account application and provide the necessary information about the bank account from which your investments will be made.  You may revoke your election to make automatic investments by calling 1-866-691-2120 or by writing to the Fund at:

SignalPoint Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha NE 68130

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell to any person.  If your wire does not clear, you will be responsible for any loss incurred by the Fund.  If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred.  You may be prohibited or restricted from making future purchases in the Fund.

The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders.  The Fund is deemed to have received an order when the authorized person or designee receives the order, and the order is processed at the NAV next calculated thereafter.  It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

Market Timing

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. To the extent that the Fund significantly invests in small or mid-capitalization equity securities or derivative investments, because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders.  The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive.  The Fund may reject purchase orders or temporarily or permanently revoke exchange privileges into the Fund if it reasonably believes that an investor is engaged in market timing activities. Additionally, to prevent disruption in the management of the Fund, excessive exchange activity is limited.  An investor’s exchange privilege into the Fund will be revoked if the exchange activity is considered excessive.  The Fund may accept exchanges that would otherwise be considered excessive if it believes that granting such exceptions is in the best interest of the Fund and is not part of a market timing strategy.  This policy applies uniformly to all Fund shareholders.  While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers.  For example, certain accounts called “omnibus accounts” include multiple shareholders.  Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund.  The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so.

 HOW TO REDEEM SHARES

You may redeem your shares on any business day.  Redemption orders received in proper order by the Fund’s transfer agent or by a brokerage firm or other financial institution that sells Fund shares before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's NAV.  Your brokerage firm or financial institution may have an earlier cut-off time.

Shares of the Fund may be redeemed by mail or telephone.  You may receive redemption payments in the form of a check or federal wire transfer, subject to any applicable redemption fee.  If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail.  You may redeem any part of your account in the Fund at no charge by mail.  Your request, in proper form, should be addressed to:

SignalPoint Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha NE 68130

“Proper form” means your request for redemption must:

•

Include the Fund name and account number;

•

Include the account name(s) and address;

•

State the dollar amount or number of shares you wish to redeem; and

•

Be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

The Fund may require that the signatures be guaranteed if you request the redemption check be mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request.  The Fund may also require that signatures be guaranteed for redemptions of $100,000 or more.  Signature guarantees are for the protection of shareholders.  You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed.  Please call the transfer agent at 1-866-691-2120 if you have questions.  At the discretion of the Fund, you may be required to furnish additional legal documents to insure proper authorization.

By Telephone.  You may redeem any part of your account in the Fund by calling the transfer agent at 1-866-691-2120. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option.  The Fund, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine.  However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions.  Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund may terminate the telephone redemption procedures at any time.  During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges.  If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

Additional Information.  If you are not certain of the requirements for redemption please call the transfer agent at 1-866-691-2120.  Redemptions specifying a certain date or share price cannot be accepted and will be returned.  You will be mailed the proceeds on or before the fifth business day following the redemption.  You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check.  Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days written notice if the value of your shares in the Fund is less than $2,500 due to redemption, or such other minimum amount as the Fund may determine from time to time.  You may increase the value of your shares in the Fund to the minimum amount within the 30-day period.  All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund.

An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

Converting Shares

Shareholders of the Fund may elect on a voluntary basis to convert their shares in one class of the Fund into shares of a different class of the Fund, subject to satisfying the eligibility requirements for investment in the new share class.  Shares may only be converted into a share class with a lower expense ratio than the original share class.

An investor may directly or through his or her financial intermediary contact the Fund to request a voluntary conversion between share classes of the Fund as described above.  You may be required to provide sufficient information to establish eligibility to convert to the new share class.  All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, redemption fee or other charge.  A share conversion within the Fund will not result in a capital gain or loss for federal income tax purposes.  The Fund may change, suspend or terminate this conversion feature at any time.

 DISTRIBUTION PLANS

The Fund has adopted distribution and service plans under Rule 12b-1 of the 1940 Act that allows the Fund to pay distribution and/or service fees in connection with the distribution of its Class A and Class C shares and for services provided to shareholders.  Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees may be used for a variety of purposes, including to compensate financial intermediaries and advisors for distribution and shareholder services provided to the Fund and its shareholders, and to reimburse the Fund’s distributor and Advisor for distribution related expenses.

Class A Shares

Under the Fund’s Plan related to the Class A shares, the Fund may pay an annual fee of up to 0.50% of the average daily net assets of the Fund’s Class A shares (the “Class A 12b-1 Fee”) for providing ongoing services to you. The Fund is currently paying up to 0.25% of the average daily net assets of its Class A shares. If authorized by the Board of Trustees and upon notice to shareholders, the Fund may increase the percentage paid under the Plan up to the Class A 12b-1 Fee amount. All or a portion of the distribution and services fees may be paid to your financial advisor for providing ongoing services to you.

Class C Shares

Under the Fund’s Plan related to the Class C shares, the Fund may pay an annual fee of up to 1.00% of the average daily net assets of the Fund’s Class C shares for providing ongoing services to you. All or a portion of the distribution and services fees may be paid to your financial advisor for providing ongoing services to you.

 VALUING THE FUND’S ASSETS

The Fund's assets are generally valued at their market value.  If market prices are not available or, in the Advisor's opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Advisor will value the Fund’s assets at their fair value according to policies approved by the Fund’s Board of Trustees.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Advisor may need to price the security using the Fund's fair value pricing guidelines. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors.  Securities trading on overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market, bur prior to the close of the U.S. market. Fair valuation of the Fund's securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders.  The Fund may use pricing services to determine market value.  The NAV for the Fund investing in other investment companies is calculated based upon the NAV of the underlying investment companies in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

 DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders.  These distributions are automatically reinvested in the applicable Fund unless you request cash distributions on your application or through a written request to the Fund.  The Fund expects that its distributions will consist of both capital gains and dividend income.  The Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards) annually.

Taxes

In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events.  Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold.  Any tax liabilities generated by your transactions or by receiving distributions are your responsibility.  You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.  The Fund may produce capital gains even if it does not have income to distribute and performance has been poor.

Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year.  If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.  Because each investor’s tax circumstances are unique, please consult with your tax advisor about your investment.

 MANAGEMENT OF THE FUND

Advisor

SignalPoint Capital Management, LLC, a Missouri limited liability company located at 400 South Avenue, Suite 300, Springfield, MO, serves as investment advisor to the Fund. The Advisor was formed on April 9, 2012.  Management of mutual funds, including the Fund, is currently its primary business.  Under the terms of the management agreement, SignalPoint is responsible for formulating the Fund’s investment policies, making ongoing investment decisions and engaging in portfolio transactions.

Portfolio Managers

Thomas Veale and Michael Orzel are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Veale is the Lead Portfolio Manager. Mr. Veale and Mr. Orzel have served in these capacities since the Fund’s inception.

Thomas M. Veale – Chief Investment Officer and Vice President of SignalPoint

Mr. Veale has served as the Chief Investment Officer of SignalPoint since its inception on April 9, 2012.  His responsibilities include the Fund’s portfolio construction, research and trading.  He also works in concert with Mr. Orzel with regards to any other issues involving management of the Fund assets. Mr. Veale was a founding partner of SignalPoint Asset Management, LLC, an affiliate of the Advisor, and has been its Chief Investment Officer since the firm’s inception in 2008.  He is responsible for all trading activities, portfolio monitoring and management, and research related to the SignalPoint investment process, portfolio strategies and the SignalPoint Market Risk Indicator (MRI).  From 1995 to SignalPoint Asset Management’s inception in 2008, Mr. Veale was self-employed as a private consultant and managed portfolios on behalf of estates, trust and individuals using the SignalPoint process which he had developed and refined over the prior two decades. Mr. Veale earned his B.S. degree in business administration from Hillsdale College in Michigan (1971).

Michael J. Orzel – CEO, President and Chief Compliance Officer of SignalPoint

Mr. Orzel is responsible for the overall operations of SignalPoint which includes compliance and the day to day operations of the firm, including the marketing of the Fund, and has served in this role since the firm’s inception on April 9, 2012.  Mr. Orzel was a founding partner of SignalPoint Asset Management, LLC and has been its Chief Compliance Officer and Chief Operations Officer since the firms inception in 2008. Prior to founding SignalPoint Asset Management, he spent eleven years managing and advising retail clients at Merrill Lynch (1997-2008). Prior to joining Merrill Lynch, Mr. Orzel was a litigation attorney practicing in the areas of construction defect and personal injury.  He earned his B.S. degree in business administration from Arizona State University (1985), earned a law degree from California Western School of Law (1990), and earned his Certified Financial Planning certification (2000). He is an inactive member of the California State Bar and a licensed Certified Financial Planner.

Advisory Fees

The Fund is authorized to pay the Advisor an annual fee equal to 1.00% of its average daily net assets.  The advisory fee is paid monthly. The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to waive fees and/or reimburse expenses, but only to the extent necessary to maintain the Fund's total annual operating expenses after fee waiver and reimbursement (excluding any front-end or contingent deferred loads, any Rule 12b-l fees, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) at 1.24%. This agreement may only be terminated by the Fund's Board of Trustees on 60 days’ written notice to the Advisor, by the Advisor with the consent of the Board and upon the termination of the Management Agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund  in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the expense limits.The Fund’s Advisor (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services for the Fund’s shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.  For the fiscal year ended September 30, 2013, the Advisor did not receive any fees, after waivers, by the Advisor.  A discussion regarding the basis of the Board of Trustees’ renewal of the management agreement with SignalPoint Capital Management, LLC will be available in the Fund’s semi-annual report to shareholders for the period ending March 31, 2014.

 FINANCIAL HIGHLIGHTS

The following table is intended to help you better understand the Fund's financial performance since its inception.  Certain information reflects financial results for a single Fund share.  Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the fiscal period ended September 30 has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

		Class A	Class C	Class I
		Period	Period	Period
		Ended	Ended	Ended
		September 30, 2013(1)	September 30, 2013(1)	September 30, 2013(1)
Net asset value, beginning of period		$ 10.00	$ 10.00	$ 10.00

Activity from investment operations:
	Net investment income (loss) (6)	(0.05)	(0.11)	0.01
	Net realized and unrealized
	gain on investments	1.36	1.34	1.33
Total from investment operations		1.31	1.23	1.34

Net asset value, end of period		$ 11.31	$ 11.23	$ 11.34

Total return (2)(5)		13.10%	12.30%	13.40%

Net assets, at end of period (000s)		$ 5,123	$ 195	$ 248

Ratio of gross expenses to average
	net assets (3)(4)(7)	4.42%	5.17%	4.17%
Ratio of net expenses to average
	net assets (4)(7)	1.49%	2.24%	1.24%
Ratio of net investment income (loss)
	to average net assets (4)(7)(8)	(0.45)%	(1.08%)	0.14%

Portfolio Turnover Rate (5)		26%	26%	26%

(1)	The SignalPoint Global Alpha Fund commenced operations on October 16, 2012.
(2)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the Manager not waived a portion of the Fund's expenses, total return would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.
(4)	Annualized for periods less than one full year.
(5)	Not annualized.
(6)	Per share amounts calculated using the average shares method.
(7)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(8)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment

 PRIVACY NOTICE

MUTUAL FUND SERIES TRUST

Rev. June 2011

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-866-691-2120

PRIVACY NOTICE

MUTUAL FUND SERIES TRUST

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. • Mutual Fund Series Trust has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. • Mutual Fund Series Trust doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Mutual Fund Series Trust doesn’t jointly market.

 FOR MORE INFORMATION

Several additional sources of information are available to you.  The Statement of Additional Information (“SAI”), incorporated into this Prospectus by reference, contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates.  Annual and semi-annual reports contain management’s discussion of market conditions and investment strategies that significantly affected the Fund’s performance results as of the Fund’s latest semi-annual or annual fiscal year end.

Call the Fund at 1-866-691-2120 to request free copies of the SAI, the annual report and the semi-annual report, to request other information about the Fund and to make shareholder inquiries. You may also obtain this information from the Fund’s internet site at www.signalpointinvest.com.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (the “SEC”) Public Reference Room in Washington, D.C.  Call the SEC at 1-202-551-8090 for room hours and operation.  You also may obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:  publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File No. 811-21872